GOLDMAN SACHS TRUST

Institutional, Class P and Class R6 Shares

of the

Goldman Sachs Strategic Factor Allocation Fund

(the “Fund”)

Supplement dated February 26, 2021 to the

Prospectuses, Summary Prospectuses and Statement of Additional Information (“SAI”),

each dated December 29, 2020

Effective immediately, John Landers will no longer serve as a portfolio manager for the Fund. In addition, effective immediately, Patrick Hartnett serves as a portfolio manager for the Fund. Federico Gilly and Nishank Modi continue to serve as portfolio managers for the Fund.

Accordingly, effective immediately, the Fund’s disclosures are modified as follows:

All references to Mr. Landers in the Prospectuses, Summary Prospectuses and SAI are deleted in their entirety.

The following replaces in its entirety the “Portfolio Managers” subsection of the “Goldman Sachs Strategic Factor Allocation Fund—Summary—Portfolio Management” section of the Prospectuses, as well as the “Portfolio Management” section of the corresponding Summary Prospectus:

Portfolio Managers: Federico Gilly, Managing Director, has managed the Fund since 2020; Patrick Hartnett, Associate, has managed the Fund since 2021; and Nishank Modi, Vice President, has managed the Fund since 2018.

The following row is added to the table in the “Quantitative Investment Strategies Team” subsection of the “Service Providers—Portfolio Managers” section of the Prospectuses:

Patrick Hartnett Associate	Portfolio Manager— Strategic Factor Allocation Fund	Since 2021	Mr. Hartnett is a portfolio manager on the Alternative Investment Strategies (AIS) team within GSAM’s Quantitative Investment Strategies (QIS) platform. He joined Goldman Sachs in 2019.

This Supplement should be retained with your Prospectuses, Summary Prospectuses and SAI for future reference.

STRATFACALTBDSTK 02-21